UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2015

Trans-Pacific Aerospace Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-148447	36-4613360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2975 Huntington Drive, Suite 107 San Marino, California 91108
(Address of principal executive offices)

(626) 796-9804

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

8.01 Repayment of Convertible Note Between KBM Worldwide and the Company

On July 21, 2015 the Company repaid in cash and in full, the convertible note obligation owed by the Company to KBM Worldwide. The note was eligible for conversion on August 22, 2015. No conversion was done under the Note. KBM Worldwide accepted the payment wired by the Company to KBM Worldwide as full and complete repayment of the note, interest and penalties. No further amounts are owed thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trans-Pacific Aerospace Company, Inc.
Dated: July 22, 2015	/s/ William Reed McKay
William Reed McKay